Exhibit A


                                 THE CALI GROUP

================================================================================
                   NAME                                NUMBER OF SHARES
                                                        BENEFICIALLY OWNED*
--------------------------------------------------------------------------------
John J. Cali                                                  297,661
--------------------------------------------------------------------------------
Angelo R. Cali                                                268,090
--------------------------------------------------------------------------------
Edward Leshowitz                                              314,916
--------------------------------------------------------------------------------
Brant B. Cali                                                 474,501
--------------------------------------------------------------------------------
John R. Cali                                                  408,951
--------------------------------------------------------------------------------
Christopher Cali                                               59,703
--------------------------------------------------------------------------------
Thomas A. Rizk                                                220,400
--------------------------------------------------------------------------------
TAR Investments LP                                            141,383
--------------------------------------------------------------------------------
Albert Spring                                                 102,029
--------------------------------------------------------------------------------
James Nugent                                                   78,783
--------------------------------------------------------------------------------
Rose Cali                                                       2,663
--------------------------------------------------------------------------------
Edward Leshowitz, as Trustee for ARC 75                        63,523
Trust John R
--------------------------------------------------------------------------------
Edward Leshowitz, as Trustee for ARC 75                        63,523
Trust Joanne
--------------------------------------------------------------------------------
Edward Leshowitz, as Trustee for ARC 75                        63,522
Trust Angela
--------------------------------------------------------------------------------
Edward Leshowitz, as Trustee for JJC 79                        44,291
Trust
--------------------------------------------------------------------------------
Edward Leshowitz, as Trustee for ARC 79                        44,291
Trust
--------------------------------------------------------------------------------
Roger W. Thomas                                                64,370
--------------------------------------------------------------------------------
Barry Lefkowitz                                                64,096
--------------------------------------------------------------------------------
Jonna Cali                                                     51,912
--------------------------------------------------------------------------------
Philip Cali                                                    44,026
--------------------------------------------------------------------------------
Jed Leshowitz                                                 166,145
--------------------------------------------------------------------------------
Susan Sandson                                                  84,583
--------------------------------------------------------------------------------
TOTAL                                                       3,123,362
================================================================================

----------

* Includes limited partnership units redeemable for shares of Common Stock and options outstanding to purchase shares of Common Stock.